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                                                                    EXHIBIT 4.2
                                                                    -----------
                               FORM OF GUARANTEE
                               -----------------

          For value received, the undersigned hereby unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Security the cash payments in United States dollars of principal of, premium, if any, and interest on this Security in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture (as defined below) or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Eleven of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

          Capitalized terms used but not defined herein shall have the meanings
ascribed to them in the Indenture dated as of         , 1997, among Alliance
Imaging, Inc., a Delaware corporation, as issuer (the "Company"), the Guarantors named therein and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"), as amended or supplemented (the "Indenture").

          The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Eleven of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

          THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. The undersigned Guarantor hereby agrees to submit to the jurisdiction of
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                                      -2-

the courts of the State of New York in any action or proceeding arising out of or relating to this Guarantee.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.
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                                      -3-

                  IN WITNESS WHEREOF, each Guarantor has caused its Guarantee to be duly executed.

Date:____________________


                                         ALLIANCE IMAGING OF OHIO, INC.

                                         By:________________________________
                                            Name:
                                            Title:

                                         By:________________________________
                                            Name:
                                            Title:

                                         ALLIANCE IMAGING OF MICHIGAN, INC.

                                         By:________________________________
                                            Name:
                                            Title:

                                         By:________________________________
                                            Name:
                                            Title:
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                                      -4-


                                        ROYAL MEDICAL HEALTH SERVICES, INC.

                                        By:________________________________
                                           Name:
                                           Title:

                                        By:________________________________
                                            Name:
                                            Title:

                                        ALLIANCE IMAGING OF CENTRAL
                                           GEORGIA, INC.

                                        By:________________________________
                                           Name:
                                           Title:

                                        By:________________________________
                                            Name:
                                            Title: